Exhibit 10.14

FOURTH AMENDMENT
TO THE
SYSTEMS & SERVICES TECHNOLOGIES, INC.
SERVICING AND CUSTODIAN AGREEMENT

This Fourth Amendment (the "Amendment") to the System & Services Technologies, Inc. Servicing and Custodian Agreement dated as of June 1, 2002 (as amended, supplemented and otherwise modified from time to time, the "Agreement") is entered into as of the 29th day of June, 2004 among Systems & Services Technologies, Inc., as Servicer and Custodian ("SST"), E-Loan Auto Fund One, LLC (the "Company") and E- LOAN, Inc. as Originator and Administrator. All capitalized terms used and not otherwise defined herein shall have the respective meanings attributed to such terms in the Agreement.

WHEREAS, the parties entered into the Agreement to appoint SST as Servicer and Custodian of the Serviced Assets; and

WHEREAS, the parties desire to amend and modify the Agreement.

NOW THEREFORE, in consideration of the foregoing and other good and valuable consideration, receipt and sufficiency of which is mutually acknowledged, the parties agree as follows:

1. Effective upon the execution and delivery of this Amendment:

(a) Article IV.B.5 of the Agreement is hereby amended and restated in its entirety as follows:

5. With respect to each Receivable designated to the Servicer for servicing pursuant to this Agreement on any Transfer Date, the Originator represents and warrants that (a) such Receivable will not cause the then outstanding aggregate principal balance of the Contracts to be serviced by the Servicer under this Agreement that have a FICO score between 640 and 679 to exceed twenty percent (20%) of the then outstanding aggregate principal balance of all Contracts to be serviced by the Servicer under this Agreement and (b) the FICO score related to such Receivable is equal to or greater than 600.

(b) The contact information for the purpose of notices to the Company, the Originator and the Administrator as set forth in Article XIII of the Agreement is hereby amended and restated in its entirety as follows:

To the Company:

E-Loan Auto Fund One, LLC
6230 Stoneridge Mall Road
Pleasanton, CA 94588
Attn: Mark Lefanowicz
Facsimile No: (925) 520-6200

With a copy to Edward A. Giedgowd, General Counsel at the same address, facsimile no. (925) 520-1099.

To the Originator
or the Administrator:

E-LOAN, Inc.
6230 Stoneridge Mall Road
Pleasanton, CA 94588
Attn: Mark Lefanowicz, COO
Facsimile No: (925) 520-6200

With a copy to Edward A. Giedgowd, General Counsel at the same address, facsimile no. (925) 520-1099.

To the Secured Party
or the Lender:

Merrill Lynch Bank USA
800 Scudders Mill Road
Plainsboro, NJ 08536
Attn: Tim Byrne
Telecopy No.: (609) 282-3038

With copies to:

Merrill Lynch Mortgage Capital Inc.
4 World Financial Center
10th Floor
New York, NY 10080
Attn: Jeffrey S. Cohen
Michael Blum
Telecopy No.: (212) 449-6673

Merrill Lynch Mortgage Capital Inc.
4 World Financial Center
16th Floor
New York, NY 10080
Attn: Gene Nagotko
Telecopy No.: (212) 723-2666

(c) Section C of Article XV of the Agreement is hereby amended and supplemented to add the following Subsection 6:

6. Obtaining original PowerChecks®. The Custodian shall promptly notify (but in no event later than the third Business Day following the sixtieth day from origination of the related Receivable) the Secured Party, the Company and the Administrator in the event the Custodian does not receive, within sixty (60) days from the date of origination of a Receivable designated to the Servicer for servicing, the original fully executed PowerCheck® relating to such Receivable, and upon receipt of such notice the Company and the Administrator shall take reasonable efforts to obtain the original fully executed PowerCheck® or a replacement acceptable to the Secured Party and, in either case, deliver such PowerCheck® to the Servicer for inclusion in the Acknowledged Receivable File.

(d) Exhibit C to the Agreement is hereby amended and restated in its entirety in the form attached hereto as Exhibit C.

(e) Exhibit E to the Agreement is hereby amended and restated in its entirety in the form attached hereto as Exhibit E.

(f) Exhibit G-1 to the Agreement is hereby amended and restated in its entirety in the form attached hereto as Exhibit G-1.

(g) The defined term "Acknowledged Receivable File" as set forth in Appendix A to the Agreement is hereby amended and restated in its entirety as follows:

"Acknowledged Receivable File" means, collectively, the following documents or instruments:

  with respect to a Contract for the purchase (including, for greater certainty, a person-to-person purchase) of a Vehicle by the related Obligor, collectively, the following documents or instruments:

    a copy of, or access to viewing a digitally-imaged copy of, the original fully executed PowerCheck® and a final original Note and Security Agreement or other form of Contract;

    a copy (to the best of the Custodian's knowledge, true and complete) of (i) the credit application of the related Obligor (which may be a hard copy or in an electronic medium that may be accessed by the Servicer) and (ii) the bill of sale with respect to Obligors that have a FICO score under 700;

    if there is a co-signer/co-obligor on the Contract, a copy (to the best of the Custodian's knowledge, true and complete) of the duly executed notice to co-signer/co-obligor delivered to the co-signer/co-obligor as required by law, which notice is set forth in the related Note and Security Agreement or other form of Contract;

    to the extent provided by or on behalf of the Company, original fully executed promissory notes and copies (to the best of the Custodian's knowledge, true and complete) of all letters of credit, agreements, documents and instruments relating to, evidencing, securing or guarantying the loan to the related Obligor;

    within 240 days after the related Transfer Date of such Contract, the original certificate of title (which may be a hard copy or, if authorized by applicable law, in an electronic medium that may be accessed by the Servicer) for the related Financed Vehicle, indicating the Originator, the Company, the Borrower or the Secured Party as the sole lienholder or legal owner thereof; and

    any and all other documents (including, without limitation, all documents required to be provided by Obligors under the PowerCheck® used in connection with person-to-person purchase transactions), to the extent provided by or on behalf of the Company, that the Originator or Company shall keep on file, in accordance with its customary procedures, relating to the Serviced Assets (including, without limitation, the Receivable and the related Financed Vehicle) or the related Obligor.

  with respect to a Contract for the refinance or lease-buy-out of a Vehicle by the related Obligor:

    a copy of, or access to viewing a digitally-imaged copy of, the original fully executed PowerCheck® and a final original Note and Security Agreement or other form of Contract;

    a copy (to the best of the Custodian's knowledge, true and complete) of (i) the credit application of the related Obligor (which may be a hard copy or in an electronic medium that may be accessed by the Servicer) and (ii) the bill of sale with respect to Obligors that have a FICO score under 700;

    if there is a co-signer/co-obligor on the Contract, a copy (to the best of the Custodian's knowledge, true and complete) of the duly executed notice to co-signer/co-obligor delivered to the co-signer/co-obligor as required by law, which notice is set forth in the related Note and Security Agreement;

    to the extent provided by or on behalf of the Company, original fully executed promissory notes and copies (to the extent of the Custodian's knowledge, true and complete) of all letters of credit, agreements, documents and instruments relating to, evidencing, securing or guarantying the loan to the related Obligor;

    within 240 days after the related Transfer Date of such Contract, the original certificate of title (which may be a hard copy or, if authorized by applicable law, in an electronic medium that may be accessed by the Servicer) for the related Financed Vehicle, indicating the Originator, the Company, the Borrower or the Secured Party as the sole lienholder or legal owner thereof; and

    any and all other documents, to the extent provided by or on behalf of the Company, that the Originator or Company shall keep on file, in accordance with its customary procedures, relating to the Receivable, the related Obligor or the related Financed Vehicle, including, without limitation, any record, in a format acceptable to the Administrator and Secured Party (e.g., compact disc), of each draft executed by a prior lender/lienholder setting forth the acknowledgement by such lender/lienholder of the release of its lien.

(h) The defined term "Contract" as set forth in Appendix A to the Agreement is hereby amended and restated in its entirety as follows:

"Contract" means the PowerCheck® , Note and Security Agreement and each other agreement delivered in connection therewith or pursuant thereto relating to a Vehicle (together with all amendments, supplements and other modifications thereto), which was originated by the Originator and pursuant to which the related Obligor is required to repay the related amount financed in full during the term of such agreement or contract.

(i) The defined term "E-Fund Agreement" as set forth in Appendix A to the Agreement is hereby deleted in its entirety.

(j) Appendix A to the Agreement is hereby amended and supplemented to add the following defined term in appropriate alphabetical order:

"PowerCheck®" means a draft originated by the Originator to an Obligor for the purchase or refinancing of a vehicle, substantially in the form of Exhibit E hereto.

(k) The defined term "Receivable File" as set forth in Appendix A to the Agreement is hereby amended and restated in its entirety as follows:

"Receivable File" means, collectively, the following documents or instruments:

  with respect to a Contract for the purchase (including, for greater certainty, a person-to-person purchase) of a Vehicle by the related Obligor, collectively, the following documents or instruments:

    the original fully executed Contract (including, without limitation, each PowerCheck® and Note and Security Agreement), together with all amendments and other modifications thereto;

    a true and complete copy of (i) the credit application of the related Obligor (which may be a hard copy or in an electronic medium that may be accessed by the Servicer) and (ii) the bill of sale with respect to Obligors that have a FICO score under 700;

    if there is a co-signer/co-obligor on the Contract, a true and complete copy of the duly executed notice to co-signer/co-obligor delivered to the co-signer/co-obligor as required by law, which notice is set forth in the related Note and Security Agreement;

    original fully executed promissory notes and true and complete copies of all letters of credit, agreements, documents and instruments relating to, evidencing, securing or guarantying the loan to the related Obligor;

    within 240 days after the related Transfer Date of such Contract, the original certificate of title (which may be a hard copy or, if authorized by applicable law, in an electronic medium that may be accessed by the Servicer) for the related Financed Vehicle, indicating the Originator, the Company, the Borrower or the Secured Party as the sole lienholder or legal owner thereof; and

    any and all other documents (including, without limitation, all documents required to be provided by Obligors under the PowerCheck® used in connection with person-to-person purchase transactions) that the Originator shall keep on file, in accordance with its customary procedures, relating to the Serviced Assets (including without limitation, the Receivable and the related Financed Vehicle) or the related Obligor.

  with respect to a Contract for the refinance or lease-buy-out of a Vehicle by the related Obligor:

    the original fully executed Contract (including, without limitation, each PowerCheck® and Note and Security Agreement), together with all amendments and other modifications thereto;

    a true and complete copy of (i) the credit application of the related Obligor (which may be a hard copy or in an electronic medium that may be accessed by the Servicer) and (ii) the bill of sale with respect to Obligors that have a FICO score under 700;

    if there is a co-signer/co-obligor on the Contract, a true and complete copy of the duly executed notice to co-signer/co-obligor delivered to the co-signer/co-obligor as required by law, which notice is set forth in the related Note and Security Agreement;

    original fully executed promissory notes and true and complete copies of all letters of credit, agreements, documents and instruments relating to, evidencing, securing or guarantying the loan to the related Obligor;

    within 240 days after the related Transfer Date of such Contract, the original certificate of title (which may be a hard copy or, if authorized by applicable law, in an electronic medium that may be accessed by the Servicer) for the related Financed Vehicle, indicating the Originator, the Company or the Secured Party as the sole lienholder or legal owner thereof; and

    any and all other documents that the Originator shall keep on file, in accordance with its customary procedures, relating to the Receivable, the related Obligor or the related Financed Vehicle, including, without limitation, any record, in a format acceptable to the Secured Party (e.g., compact disc), of each draft executed by a prior lender/lienholder setting forth the acknowledgment by such lender/lienholder of the release of its lien.

2. This Amendment shall be effective as of the date first written above. Except as modified as set forth herein, all other terms, conditions and obligations in the Agreement shall continue in full force and effect and the Agreement, as amended, is hereby ratified in all respects.

3. Each of the Company, E-LOAN, Inc. and SST hereby represents and warrants that (a) it has the power and is duly authorized to execute and deliver this Amendment, (b) this Amendment has been duly authorized, executed and delivered by it, (c) it is and will continue to be duly authorized to perform its obligations under the Credit Documents to which it is a party or by which it is bound, (d) the execution, delivery and performance by it of this Amendment does not and will not require any consent or approval, which has not already been obtained, from any Governmental Authority, member or any other Person, (e) the execution, delivery and performance by it of this Amendment shall not result in the breach of, or constitute a default under, any material agreement or instrument to which it is a party and (f) this Amendment and each of the Credit Documents (after giving effect to this Amendment) to which it is a party or by which it is bound constitutes its legal, valid and binding obligations, enforceable against it in accordance with their respective terms, except as limited by bankruptcy, reorganization, insolvency, fraudulent conveyance, moratorium and other similar laws (whether statutory, regulatory or decisional) and general equitable principles affecting creditors' rights and remedies regardless of whether such enforceability is considered in a proceeding in equity or at law.

4. This Amendment is limited precisely as written and shall not be deemed to (a) be a consent to a waiver or any other term or condition of the Agreement, the other Credit Documents or any of the documents referred to therein or executed in connection therewith or (b) prejudice any right the Secured Party or any Lender may now have or may have in the future under or in connection with the Agreement, the other Credit Documents or any documents referred to therein or executed in connection therewith. This Amendment contains the entire agreement between the parties hereto with respect to the transactions contemplated hereby and supersedes all prior understandings, negotiations, commitments and writings with respect hereto. Whenever the Agreement is referred to in any Credit Document or any of the instruments, agreements or other documents or papers executed and delivered in connection therewith, it shall be deemed to mean the Agreement as modified by this Amendment.

5. This Amendment is a document executed pursuant to the Agreement and shall be construed, administered and applied in accordance with the terms and provisions thereof.

6. This Amendment may be executed by the parties hereto in several counterparts, each of which shall be deemed to be an original and all of which shall constitute together but one and the same agreement. The parties may execute facsimile copies of this Amendment and the facsimile signature of any such party shall be deemed an original and fully binding on said party.

7. This Amendment shall be governed and construed in accordance with the applicable terms and provisions of Article XVII (Governing Law) of the Agreement, which terms and provisions are incorporated herein by reference.

[SIGNATURE PAGE TO FOLLOW]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed as of the date first written above.

SERVICER AND CUSTODIAN:	SYSTEMS & SERVICES TECHNOLOGIES, INC.
By: ____/s/ Kimberly K. Costa Name: ___ Kimberly K. Costa Its: ______ Vice President __
COMPANY:	E-LOAN AUTO FUND ONE, LLC
By: ____/s/ Mark Lefanowicz Name: ___ Mark Lefanowicz Its: ______ President __
ORIGINATOR AND ADMINISTRATOR:	E-LOAN, INC.
By: ____/s/ Mark Lefanowicz Name: ___ Mark Lefanowicz Its: ______ President & COO___

Acknowledged and Agreed as of the 29th day of June, 2004:

SECURED PARTY:	MERRILL LYNCH BANK USA
By: ____/s/ Joseph Magnus Name: ___ Joseph Magnus Its: ______Director______

EXHIBIT C*

ACKNOWLEDGEMENT OF CUSTODIAN

*Exhibits have been omitted in accordance with Item 601 of Regulation S-K, and will be provided upon request.

EXHIBIT E

FORM OF POWERCHECK®*

*Exhibits have been omitted in accordance with Item 601 of Regulation S-K, and will be provided upon request.

EXHIBIT G-1*

*Exhibits have been omitted in accordance with Item 601 of Regulation S-K, and will be provided upon request.